                                                                   Exhibit 10.42

                                    USEC INC
                      SYNDICATED REVOLVING PROMISSORY NOTE

$100,000,000                                                   November 15, 1999
                                                         Los Angeles, California


         1. FOR VALUE RECEIVED, USEC INC., a Delaware corporation ("Borrower") hereby promises to pay to the order of each of the undersigned lenders (each a "Lender" and collectively, the "Lenders") on the dates specified herein, in lawful money of the United States, the amount of its Note Commitment, or such lesser amount as shall equal the aggregate unpaid principal amount of each loan (each a "Loan," and collectively, the "Loans")) made by such Lender under this revolving promissory note (this "Note," and together with the Guaranty hereafter referred to, the "Note Documents"), together with interest thereon at the times and at the rates specified in this Note. Terms not defined herein shall have the meanings assigned to them in that certain Revolving Loan Agreement dated as of July 27, 1999 (together with amendments permitted hereunder, the "Loan Agreement"), by and among Borrower, the lending institutions identified therein, Bank of America, N.A., as administrative agent, First Union National Bank, as syndication agent and Wachovia Bank, National Association, as documentation agent.

         2. (a) Subject to the terms and conditions set forth herein, each Lender hereby severally agrees to make revolving Loans to Borrower under this
Note in such amounts as Borrower may from time to time request in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name on Schedule 1 hereto (such Lender's "Note Commitment"). Borrower may, at its discretion, request Loans on a nonratable basis from each Lender or on a ratable basis from the Lenders; provided, however, that, after giving effect to any borrowing, the aggregate principal amount of all outstanding Loans made by any Lender shall not at any time exceed its Note Commitment and the aggregate principal amount of all outstanding Loans made by all Lenders shall not at any time exceed the combined Note Commitments. This is a revolving credit, and within the limits of each Lender's Note Commitment and subject to the other terms and conditions hereof, Borrower may reborrow amounts repaid or prepaid until the Termination Date (as defined below).

         Each borrowing of Loans may be comprised of Base Rate Loans or Eurodollar Rate Loans as selected by Borrower. Each borrowing of Eurodollar Rate Loan shall be in the minimum amount of $5,000,000 with any additional amounts in integral multiples of $1,000,000. Each borrowing of Base Rate Loan shall be in the minimum amount of $1,000,000 with any additional amounts in integral multiples of $1,000,000. Not more than five Eurodollar Periods may be outstanding at any time. Each borrowing of Loans shall be made pursuant to a Request for Loan delivered to Administrative Agent substantially in the form of Exhibit A hereto which shall specify the requested (i) date of such Loan, (ii) type of Loan, (iii) amount of each Lender's Loan, and (iv) in the case of a Eurodollar Rate Loan, the Eurodollar Period for such Loan.

         Unless Administrative Agent has notified, in its sole and absolute discretion, Borrower to the contrary, a Loan may be requested by telephone by a Responsible Official of Borrower, in which case Borrower shall confirm such request to Administrative Agent by promptly delivering a Request for Loan in person or by telecopier conforming to the preceding sentence to Administrative Agent. Neither Administrative Agent nor any Lender shall incur any liability whatsoever hereunder in acting upon any telephonic request for a Loan purportedly made by a Responsible Official of Borrower, and Borrower hereby agrees to indemnify Administrative Agent and each Lender from any loss, reasonable cost, out-of-pocket expense or liability as a result of so acting.

         Borrower may request a borrowing of Base Rate Loans by delivering a Request for Loan to Administrative Agent not later than 10:00 a.m. California time on the date of any requested Base Rate Loan, and Borrower may request a borrowing of Eurodollar Rate Loan by delivering a Request for Loan to Administrative Agent not later than 11:00 a.m. California time at least three Eurodollar Banking Days prior to any requested Eurodollar Rate Loan. Administrative Agent shall promptly notify each Lender of each Request for Loan, and each Lender shall make its Loan in immediately available funds to Administrative Agent at its office indicated on Schedule 2 hereto not later than 10:00 a.m. California time on the date specified for any Loan (which must be a Banking Day). Upon satisfaction or waiver by all Lenders of the applicable conditions set forth in Paragraph 9, such Loans shall be made available to Borrower on that date by such means as it may request in immediately available funds. Administrative Agent may assume that all conditions set forth in Paragraph 9 will be satisfied on any borrowing date unless otherwise notified by any Lender or Borrower.

         (b) If, upon the expiration of any Eurodollar Period applicable to any Eurodollar Rate Loan, Borrower has failed to select a new Eurodollar Period to be applicable thereto, or if any Default or Event of Default shall then exist, Borrower shall be deemed to have elected to convert such Eurodollar Rate Loan into a Base Rate Loan effective as of the expiration date of such current Eurodollar Period. No Lender shall be obligated to make or continue any Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing.

         3. (a) Upon notice to Administrative Agent, Borrower may at any time prepay any Loan, in full or in part, in the manner and in the minimum amounts and multiples thereof set forth in Section 3.1(f) of the Loan Agreement. Prepayments may be made nonratably. Any prepayment of a Loan bearing interest at the Eurodollar Rate shall be accompanied by the amount of accrued interest on the amount prepaid, together with any amounts of the type specified in Section 3.8(e) of the Loan Agreement. Borrower may at any time permanently reduce or terminate the Note Commitment upon five (5) Banking Days' notice to Administrative Agent and, in the case of a reduction to an amount not less than the outstanding principal amount of Loans. Reductions in Note Commitments may be made nonratably.

         (b) The principal amount of all Loans shall be due and payable not later than the earlier of (i) May 15, 2000 and (ii) the date the Note Commitment is terminated by Borrower pursuant to Paragraph 3(a) above or by Lenders pursuant to Paragraph 11 below (the "Termination Date").

         4. (a) Interest accrued on each Base Rate Loan shall be due and payable on each Quarterly Payment Date and the Termination Date. Except as otherwise provided in Paragraph 4(c) below, the unpaid principal amount of any Base Rate Loan shall bear interest at a fluctuating rate per annum equal to the Base Rate. Each change in the interest rate under this subparagraph due to a change in the Base Rate shall take effect simultaneously with the corresponding change in the Base Rate.

         (b) Interest accrued on each Eurodollar Rate Loan which is for a term of three months or less shall be due and payable on the earlier of the last day of the related Eurodollar Period and the Termination Date. Interest accrued on each other Eurodollar Rate Loan shall be due and payable on the date which is three months after the date such Eurodollar Rate Loan was made and on the last day of the related Eurodollar Period. Except as otherwise provided in Paragraph 4(c) below, the unpaid principal amount of any Eurodollar Rate Loan shall bear interest at a rate per annum equal to the Eurodollar Rate for that Eurodollar Rate Loan plus the Applicable Eurodollar Margin.

         (c) If any installment of principal or interest or any fee or cost or other amount payable under this Note to Administrative Agent or any Lender is not paid when due, it shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the sum of the Base Rate plus 2%, to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including, without limitation, interest on past due interest) shall be compounded monthly, on the last day of each calendar month, to the fullest extent permitted by applicable Laws.

         (d) Sections 3.10 through and including 3.17 of the Loan Agreement shall apply hereunder.

         5. (a) From the date hereof, Borrower shall pay to Administrative Agent for the account of each Lender a facility fee equal to the Applicable Facility Fee Rate during the continuance of any Applicable Pricing Level per annum times such Lender's Note Commitment in effect on each day during a fiscal quarter. The facility fee shall be payable quarterly in arrears on each Quarterly Payment Date and on the Termination Date.

         (b) Borrower shall pay to Administrative Agent for the account of each Lender a utilization fee equal to .125% (12.5 basis points) per annum times the aggregate unpaid principal amount of such Lender's Loans for each day (or portion thereof) that its Loans are in excess of 33-1/3% of such Lender's Note Commitment. The utilization fee shall be payable quarterly in arrears on each Quarterly Payment Date and on the Termination Date.

         6. Fees and interest hereunder shall be calculated in the same manner as provided by Section 3.10 of the Loan Agreement (Computation of Interest and Fees) and payments shall be made by Borrower to Administrative Agent and by Administrative Agent to each Lender in the same manner as provided by Section
3.12 of the Loan Agreement (Manner and Treatment of Payments). Subject to the last sentence of Paragraph 19(a), Lenders shall comply with Section 11.10 of the Loan Agreement (Sharing of Setoffs). Administrative Agent shall be entitled to the benefits of Section 2.9 of the Loan Agreement (Administrative Agent's right to Assume Funds Available for Advances) and Section 3.15 of the Loan Agreement (Administrative Agent's right to Assume Payments Will be Made).

         7. Upon demand of any Lender, Borrower shall pay costs of the type set forth in Sections 3.7 and 3.8 of the Loan Agreement (subject to the terms and conditions set forth in

Section 3), and availability of Eurodollar Rate Loans shall be subject to matters of the type set forth in Sections 3.8(c) and (d) of the Loan Agreement.

         8. Administrative Agent must receive the following items (with a copy for each Lender) in form and content acceptable to Administrative Agent, before it extends any credit to Borrower under this Note:

                  (a) this Note, duly executed by Borrower and each Lender and, if requested by any Lender, a separate promissory note executed by Borrower in favor of such Lender;

                  (b) a certificate of the Secretary or an Assistant Secretary of Borrower dated the date hereof as to (i) the resolution of the Board of Directors of Borrower or its Executive Committee in connection with this Note, and (ii) the incumbency and signatures of the person authorized to execute and deliver this Note and any other instrument, document or other agreement required hereunder on the date hereof;

                  (c) the favorable written opinions, dated the date hereof, of the General Counsel or Assistant General Counsel of Borrower;

                  (d) a Certificate of the chief financial officer of Borrower certifying that the conditions specified in Sections 8.1(f) and 8.1(g) of the Loan Agreement have been satisfied as of the date hereof;

                  (e) the Subsidiary Note Guaranty substantially in the form of Exhibit B hereto (the "Guaranty") executed by each of the Subsidiaries required to be a party thereto (together with any future guarantors, the "Subsidiary Guarantors") guarantying all present and future obligations of every kind or nature of Borrower or any Subsidiary Guarantor at any time and from time to time owed to Administrative Agent and Lenders under any one or more of the Note Documents, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any proceeding under any Debtor Relief Law by or against Borrower or any Subsidiary or Affiliate of Borrower (the "Note Obligations"); and

                  (f) an upfront fee of $37,500 to each of Bank of America, N.A. and First Union National Bank.

         9. The request of Borrower for any Loan and the receipt by Borrower of the proceeds thereof shall be deemed a certification by Borrower of the matters set forth in Sections 8.2 (a), (b) and (c) of the Loan Agreement.

         10. Borrower shall comply with all covenants contained in Article 5, Article 6 and Article 7 of the Loan Agreement.

         11.1 The existence or occurrence of any one or more of the following events, whatever the reason therefor and under any circumstances whatsoever, shall constitute an Event of Default:

                  (a) Borrower fails to pay any principal on any of the Loans, or any portion thereof, on the date when due; or

                  (b) Borrower fails to pay any interest on any of the Loans, or any fees under Paragraph 5 above, or any portion thereof, within five (5) Banking Days after the date when due; or fail to pay any other fee or amount payable to Administrative Agent or any Lender under this Note, or any portion thereof, within two (2) Banking Days after demand therefor; or

                  (c) Any representation or warranty of Borrower or any Party made hereunder or in the Loan Agreement or in any certificate or other writing delivered by Borrower pursuant to this Note, proves to have been incorrect when made or reaffirmed in any respect that is materially adverse to the interests of Administrative Agent or any Lender; or

                  (d) The occurrence of an Event of Default (as such term is or may hereafter be specifically defined in the Loan Agreement).

         11.2 If any Event of Default occurs, Administrative Agent shall, at the request of, or may, with the consent of, all Lenders,

                  (i) declare the commitment of each Lender to make Loans hereunder to be terminated, whereupon such commitments shall be terminated;

                  (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable under this Note to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower; and

                  (iii) exercise on behalf of itself and Lenders all rights and remedies available to it and Lenders under this Note, the Loan Agreement or applicable law;

provided, however, that upon the occurrence of any event specified in Section 9.1(j) of the Loan Agreement, the obligation of each Lender to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of Administrative Agent or any Lender without protest, presentment, notice of dishonor, demand or further notice of any kind, all of which are expressly waived by Borrower.

         (c) Upon the occurrence of any Event of Default, Administrative Agent and Lenders, without notice to or demand upon Borrower, which are expressly waived by Borrower, may proceed to protect, exercise and enforce its rights and remedies hereunder against Borrower and such other rights and remedies as are provided by Law or equity.

         (d) Section 9.2(d) of the Loan Agreement is incorporated herein by reference.

         12. Borrower shall pay to Administrative Agent or the requesting Lender upon demand for all reasonable costs, out-of-pocket expenses and reasonable attorneys' fees

(including allocated costs of internal counsel) incurred by Administrative Agent and such Lender in connection with the enforcement or attempted enforcement of this Note to the extent set forth in Section 11.3 of the Loan Agreement. Borrower agrees to indemnify Administrative Agent and each Lender to the extent set forth in Section 11.11 of the Loan Agreement.

         13. The loan account records maintained by each Lender shall be conclusive in the absence of manifest error as to the amount of any Loan, interest rate, interest payment dates and outstanding amount at such time, absent manifest error.

         14. Each Lender may assign or sell participations in this Note to the extent assignments and participations are permitted under Sections 11.8 of the Loan Agreement. Any such assignment shall be evidenced by a Commitment Assignment and Acceptance in the form of Exhibit A to the Loan Agreement, revised mutatis mutandis for this Note, or such other form reasonably acceptable to Borrower, Administrative Agent and the assigning Lender.

         15. Articles 10 and 11 of the Loan Agreement (except Sections 11.2, 11.17 and 11.21) are hereby incorporated herein by reference.

         16. The notice address of each party hereto and the lending office of Administrative Agent and each Lender is set forth on Schedule 2 hereto.

         17. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. No delay or omission on the part of Administrative Agent or any Lender in exercising any right hereunder shall operate as a waiver of such right. If any provision of this Note shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof.

         18. Borrower shall cause any Subsidiary (other than an Inactive Subsidiary) formed or acquired after the date hereof to execute and deliver an appropriate joinder to the Guaranty.

         19. (a) All articles, sections, definitions, schedules and exhibits in the Loan Agreement incorporated herein by reference or otherwise referred to herein (and referred to within such articles, sections, definitions, schedules and exhibits), together with all definitions used therein, are hereby incorporated herein by reference in this Note as though set forth in their entirety herein. Except with respect to Paragraph 11.1(d) above (which shall be deemed a cross default to the Loan Agreement as in effect), references in such incorporated terms and provisions to "Lender(s)," "Requisite Lenders," "Administrative Agent," "Borrower," "Party," "this Agreement," "Loan Documents," "Commitment(s)," "Subsidiary Guaranty," "Maturity Date," "Advance(s)," "Loan(s)," "Obligations," "Default(s)," "Event(s) of Default" "Pro Rata Share" and other terms referring to matters specific to the Loan Documents shall be deemed to refer mutatis mutandis to Lender(s) hereunder, all Lenders hereunder, Administrative Agent hereunder, Borrower hereunder, this Note, the Note Documents, the Note Commitment(s), the Guaranty, the Termination Date, the Loans hereunder, the Note Obligations, the events set forth in Paragraph 11.1 above, the Pro Rata Share hereunder and to analogous terms and provisions relating to this Note. When the term "Pro Rata Share" as incorporated herein or otherwise used herein refers to a funded or funding of Loans, it shall mean the ratable proportion of Loans funded or to be funded hereunder by each Lender.

         (b) Unless all Lenders, as Lenders under the Loan Agreement, have affirmatively agreed or consented to any amendments to or waivers of the Loan Agreement (in which case no additional action need be taken hereunder), such amendments and waiver shall not operate to amend or waive such terms and conditions as incorporated by reference herein unless all Lenders separately agree or consent thereto herein. Incorporated terms and provisions will survive termination, restatement or cancellation of the Loan Agreement for purposes of this Note.

         (c) To the extent Lenders receives documents and certificates under the Loan Agreement, such documents and certificates shall be deemed delivered hereunder.

         20. No amendment, modification, supplement, extension, termination or waiver of any provision of this Note or any other Note Document, no approval or consent hereunder or thereunder, and no consent to any departure by Borrower or any Subsidiary Guarantor herefrom or therefrom shall be effective unless in writing signed by all Lenders and acknowledged by Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         IN WITNESS WHEREOF, Borrower, Administrative Agent and each Lender have executed this Note as of the date first hereinabove written.


                      USEC INC.

                      By   /s/  Henry Z Shelton, Jr.
                           ----------------------------------------------------
                      Name  Henry Z Shelton, Jr.
                           ----------------------------------------------------
                      Title  Senior Vice President and Chief Financial Officer
                           ----------------------------------------------------



AGREED AND ACCEPTED:

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

By  /s/ Gina Meador
    ---------------------------
           Gina Meador
         Vice President

LENDERS:

                                             FIRST UNION NATIONAL BANK
BANK OF AMERICA, N.A., AS A LENDER

By   /s/ Dianne J. Prust                     By  /s/ Kimberly P. Armstrong
   --------------------------------             -----------------------------
            Dianne J. Prust
            Vice President                   Name:  Kimberly P. Armstrong
                                                    -------------------------
                                                        Vice President

                EXHIBIT A TO SYNDICATED REVOLVING PROMISSORY NOTE



                                REQUEST FOR LOAN

TO:      Bank of America, N.A., as Administrative Agent

DATE:

Ladies and Gentlemen:

         1. This Request for Loan is executed and delivered by USEC Inc., ("Borrower") to Bank of America, N.A. ("Administrative Agent") pursuant to that certain Syndicated Revolving Promissory Note dated as of November 15, 1999 among Borrower, Lenders party thereto and Administrative Agent (as amended from time to time, the "Note"). Any terms used herein and not defined herein shall have the meanings set forth in the Note.

         2. Borrower hereby request that each Lender make a Loan to it under the Note Commitment as follows:

                  (a)      AMOUNT OF REQUESTED LOANS:

                                                                        USAGE UNDER LENDER'S NOTE
                                            AMOUNT OF REQUESTED     COMMITMENT AFTER GIVING EFFECT TO
                 LENDER                            LOAN                      REQUESTED LOAN
----------------------------------------- ------------------------ ------------------------------------

Bank of America                           $                                    $
                                           --------------------                  --------------------

First Union                               $                                    $
                                           ====================                  ====================

Total                                     $                                    $
                                           --------------------                  --------------------


                   (b)     DATE OF REQUESTED LOANS: ______________

                   (c)     TYPE OF REQUESTED LOANS (Check one box only):

                      [  ] BASE RATE

                      [  ] EURODOLLAR RATE FOR A EURODOLLAR PERIOD OF
                              _________ MONTHS



                                     A - 1
                            Form of Request for Loan

         3. In connection with this request, Borrower represents, warrants and certifies that, as of the date of the Loans, (a) the statements set forth in Sections 8.2(a), (b) and (c) of the Loan Agreement as they apply mutatis mutandis to the Note are true and correct and (b) the requirements and conditions applicable to such Loan set forth in Paragraph 2 of the Note have been satisfied.

         4. This Request for Loan is executed on ________________, by a Responsible Official of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.




                                    USEC INC.

                                    By
                                       --------------------------------------

                                    Name:
                                         ------------------------------------

                                    Title
                                          -----------------------------------




                                     A - 2
                            Form of Request for Loan

                EXHIBIT B TO SYNDICATED REVOLVING PROMISSORY NOTE


               THE OBLIGATIONS OF GUARANTORS UNDER THIS SUBSIDIARY
                NOTE GUARANTY ARE NOT OBLIGATIONS OF, AND ARE NOT
                GUARANTIED AS TO PRINCIPAL, INTEREST OR ANY OTHER
                     AMOUNT BY THE UNITED STATES OF AMERICA


                            SUBSIDIARY NOTE GUARANTY


         This SUBSIDIARY NOTE GUARANTY ("Guaranty"), dated as of November 15, 1999, is made by the undersigned, together with each other Person who may hereafter become a party hereto pursuant to Section 17 of this Guaranty (each a "Guarantor" and collectively "Guarantors"), jointly and severally in favor of Bank of America, N.A. as administrative agent("Administrative Agent") and Lenders party to the Note hereinafter referred to, with reference to the following facts:

                                    RECITALS

         A. Pursuant to that certain Syndicated Revolving Promissory Note of even date among USEC Inc., a Delaware corporation, ("Borrower"), Lenders party thereto and Administrative Agent (said Note, as it may hereafter be amended, extended, renewed, supplemented, or otherwise modified from time to time, being the "Note;" terms not defined herein have the meanings assigned to them in the
Note), Lenders are making certain credit facilities available to Borrower.

         B. As a condition to the availability of Loans under the Note, Guarantors are required to enter into this Guaranty and to guaranty the Guarantied Obligations as hereinafter provided.

         C. Guarantors expect to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to Borrower, as the result of financial or business support which will be provided to the Guarantors by Borrower.

                                    AGREEMENT

         NOW, THEREFORE, in order to induce the Guarantied Parties to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Guarantors hereby represent, warrant, covenant, agree and guaranty as follows:

         1. DEFINITIONS. This Guaranty is the Guaranty referred to in the Note. Terms defined in the Note and not otherwise defined in this Guaranty shall have the meanings given those terms in the Note or, if not defined in the Note, in the Loan Agreement when used herein and such definitions are incorporated herein as though set forth in full. In addition, as used herein, the following terms shall have the meanings respectively set forth after each:



                                     - 1 -
                            Subsidiary Note Guaranty

                  "Contribution" means any payment made by a Guarantor hereunder or any recourse taken by any Guarantied Party against any collateral owned by the Guarantors which secures any Guarantied Obligation.

                  "Guarantied Obligations" means all Note Obligations of Borrower at any time and from time to time owed to any Guarantied Party under one or more of the Note Documents (but not including Note Obligations owed to any Guarantied Party under this Guaranty), whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well as obligations of payment, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, any Guarantor or any other Person.

                  "Guarantied Parties" means Administrative Agent and Lenders (each a "Guarantied Party").

                  "Guarantors" means the parties hereto as indicated on the signature pages hereof, or such additional Person as may become parties hereto pursuant to Section 17 hereof, and each of them, and any one or more of them, jointly and severally.

                  "Guaranty" means this Guaranty, and any extensions, modifications, renewals, restatements, reaffirmations, supplements or amendments hereof, including, without limitation, any documents or agreements by which additional Guarantors become party hereto.

         2. GUARANTY OF GUARANTIED OBLIGATIONS. Guarantors hereby, jointly and severally, irrevocably, unconditionally guaranty and promise to pay and perform on demand the Guarantied Obligations and each and every one of them, including all amendments, modifications, supplements, renewals or extensions of any of them, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any Guarantied Obligation or the security therefor, or otherwise.

         3. NATURE OF GUARANTY. This Guaranty is irrevocable and continuing in nature and relates to any Guarantied Obligations now existing or hereafter arising. This Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a guaranty of collection.

         4. RELATIONSHIP TO OTHER AGREEMENTS. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by any Guarantor or in connection with the Guarantied Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Note or any other Note Document that apply to Note Documents generally are fully applicable to this Guaranty and are incorporated herein by this reference.

         5. SUBORDINATION OF INDEBTEDNESS OF BORROWER TO GUARANTORS TO THE GUARANTIED OBLIGATIONS. Each Guarantor agrees that:



                                     - 2 -
                            Subsidiary Note Guaranty

         (a) Any indebtedness of Borrower now or hereafter owed to any Guarantor hereby is subordinated to the Guarantied Obligations.

         (b) If any Guarantied Party so requests, upon the occurrence and during the continuance of any Event of Default, any such indebtedness of Borrower now or hereafter owed to any Guarantor shall be collected, enforced and received by such Guarantor as trustee for the Guarantied Parties and shall be paid over to Administrative Agent for the benefit of the Guarantied Parties in kind on account of the Guarantied Obligations, but without reducing or affecting in any manner the obligations of such Guarantor under the other provisions of this Guaranty.

         (c) Should such Guarantor fail to collect or enforce any such indebtedness of Borrower now or hereafter owed to such Guarantor and pay the proceeds thereof to Administrative Agent for the benefit of the Guarantied Parties in accordance with Section 5(b) hereof, each Guarantied Party as such Guarantor's attorney-in-fact may do such acts and sign such documents in such Guarantor's name as such Guarantied Party considers necessary or desirable to effect such collection, enforcement and/or payment.

         6. STATUTES OF LIMITATIONS AND OTHER LAWS. Until the Guarantied Obligations shall have been paid and performed in full, all the rights, privileges, powers and remedies granted to the Guarantied Parties hereunder shall continue to exist and may be exercised by the Guarantied Parties at any time and from time to time irrespective of the fact that any of the Guarantied Obligations may have become barred by any statute of limitations. Each Guarantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for evaluation and appraisal upon foreclosure, to the maximum extent permitted by applicable Laws.

         7. WAIVERS AND CONSENTS. Each Guarantor acknowledges that the obligations undertaken herein involve the guaranty of obligations of Persons other than such Guarantor and, in full recognition of that fact, consents and agrees that any Guarantied Party may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Guarantied Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guarantied Obligations or any part thereof, or any of the Note Documents to which such Guarantor is not a party or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Note Documents or the Guarantied Obligations or any part thereof; (d) accept partial payments on the Guarantied Obligations; (e) receive and hold additional security or guaranties for the Guarantied Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as any Guarantied Party in its sole and absolute discretion may determine; (g) release any Person from any personal liability with respect to the Guarantied Obligations or any part thereof; (h) settle, release on terms satisfactory to the Guarantied Parties or by operation of applicable Laws or otherwise liquidate or enforce any



                                     - 3 -
                            Subsidiary Note Guaranty

Guarantied Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or
(i) consent to the merger, change or any other restructuring or termination of the corporate existence of Borrower, any Guarantor or any other Person, and correspondingly restructure the Guarantied Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Guarantor or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Guarantied Obligations.

         Upon the occurrence and during the continuance of any Event of Default, each Guarantied Party may enforce this Guaranty independently as to each Guarantor and independently of any other remedy or security the Guarantied Parties at any time may have or hold in connection with the Guarantied Obligations. Each Guarantor expressly waives any right to require any Guarantied Party to marshal assets in favor of Borrower, and agrees that the Guarantied Parties may proceed against Borrower, or upon or against any security or remedy, before proceeding to enforce this Guaranty, in such order as they shall determine in their sole and absolute discretion. Any Guarantied Party may file a separate action or actions against Borrower and/or any Guarantor without respect to whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Guarantors agree that the Guarantied Parties and Borrower and any Affiliates of Borrower may deal with each other in connection with the Guarantied Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Guaranty. Each Guarantied Parties' rights hereunder shall be reinstated and revived, and the enforceability of this Guaranty shall continue, with respect to any amount at any time paid on account of the Guarantied Obligations which thereafter shall be required to be restored or returned by the Guarantied Parties upon the bankruptcy, insolvency or reorganization of Borrower or any other Person, or otherwise, all as though such amount had not been paid. The rights of each Guarantied Party created or granted herein and the enforceability of this Guaranty with respect to Guarantors at all times shall remain effective to guaranty the full amount of all the Guarantied Obligations even though the Guarantied Obligations, or any part thereof, or any security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other guarantor or surety and whether or not Borrower shall have any personal liability with respect thereto. Each Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of
(a) any disability or other defense of Borrower with respect to the Guarantied Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Guarantied Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower (other than by reason of the full payment and performance of all Guarantied Obligations), (d) any failure of any Guarantied Party to marshal assets in favor of Borrower or any other Person, (e) except as otherwise provided in this Guaranty, any failure of any Guarantied Party to give notice of sale or other disposition of collateral securing any Guarantied Obligations to such Guarantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of any collateral, (f) except as otherwise provided in this Guaranty, any failure of any Guarantied Party to comply with applicable Laws in connection with the sale or other disposition of any collateral or other security for any Guarantied Obligation, including without limitation, any failure of any



                                     - 4 -
                            Subsidiary Note Guaranty

Guarantied Party to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Guarantied Obligation, (g) any act or omission of any Guarantied Party or others that directly or indirectly results in or aids the discharge or release of Borrower or the Guarantied Obligations or any security or guaranty therefor by operation of law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of any Guarantied Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by any Guarantied Party, in any bankruptcy proceeding of any Person, of the application or non-application of
Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Lien in favor of any Guarantied Party for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guarantied Obligations (or any interest thereon) in or as a result of any such proceeding, (p) to the extent permitted, the benefits of any form of one-action rule, or (q) any action taken by any Guarantied Party that is authorized by this Section or any other provision of any Note Document. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guarantied Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guarantied Obligations.

         8. CONDITION OF BORROWER AND ITS SUBSIDIARIES. Each Guarantor represents and warrants to each Guarantied Party that each Guarantor has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties, and each Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties. Each Guarantor hereby expressly waives and relinquishes any duty on the part of any Guarantied Party (should any such duty exist) to disclose to any Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries or their Properties, whether now known or hereafter known by any Guarantied Party during the life of this Guaranty. With respect to any of the Guarantied Obligations, each Guarantied Party shall be entitled to conclusively rely upon any document or certificate that is executed by a Responsible Official of Borrower as having been authorized by all necessary corporate, partnership and/or other action on the part of Borrower; provided that such Responsible Official has been designated as a Responsible Official for the purposes of the Loan Agreement or the Note in a written notice signed by a Senior Officer and delivered to Administrative Agent, which notice has not been cancelled or suspended, and all Guarantied Obligations made or created thereby shall be secured hereby.



                                     - 5 -
                            Subsidiary Note Guaranty

         9. LIENS ON REAL PROPERTY. In the event that all or any part of the Guarantied Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting Liens on any interests in real Property, each Guarantor authorizes each Guarantied Party, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Guarantied Obligations of any Guarantor, the enforceability of this Guaranty, or the validity or enforceability of any Liens of any Guarantied Party on any collateral securing any Guarantied Obligations, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale, subject to the terms thereof. Each Guarantor expressly waives any defenses to the enforcement of this Guaranty or any rights of any Guarantied Party created or granted hereby or to the recovery by any Guarantied Party against Borrower, any Guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of any Guarantor or may preclude any Guarantor from obtaining reimbursement or contribution from Borrower. Each Guarantor expressly waives any defenses or benefits that may be provided by California Code of Civil Procedure Sections 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under California Law or other applicable Law.

         10. WAIVER OF RIGHTS OF SUBROGATION. Notwithstanding anything to the contrary elsewhere contained herein or in any other Note Document to which any Guarantor is a party, Guarantors hereby expressly waive with respect to Borrower and their successors and assigns (including any surety) and any other Person which is directly or indirectly a creditor of Borrower or any surety for Borrower, any and all rights at Law or in equity to subrogation, to reimbursement, to exoneration, to contribution (except as specifically provided in Section 11 below), to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which Guarantors may have or hereafter acquire against Borrower or any other such Person in connection with or as a result of Guarantors' execution, delivery and/or performance of this Guaranty or any other Note Document to which any Guarantor is a party until payment in full of all Guarantied Obligations. Guarantors agree that they shall not have or assert any such rights against Borrower or its successors and assigns or any other Person (including any surety) which is directly or indirectly a creditor of Borrower or any surety for Borrower, either directly or as an attempted setoff to any action commenced against Guarantors by Borrower (as borrower or in any other capacity), any Guarantied Party or any other such Person until such payment in full. Guarantors hereby acknowledge and agree that this waiver is intended to benefit Borrower and each Guarantied Party and shall not limit or otherwise affect Guarantors' liability hereunder, under any other Note Document to which any Guarantor is a party, or the enforceability hereof or thereof.

         11. RIGHT OF CONTRIBUTION, INDEMNITY AND ALLOCATION. In order to provide for just and equitable contribution among the Guarantors in the event any Contribution is made by a Guarantor (a "Funding Guarantor") under this Guaranty, that Funding Guarantor shall be entitled to a Contribution from certain other Guarantors for all payments, damages and expenses incurred by that Funding Guarantor in discharging any of the Obligations, in the manner and to the extent set forth in this Guaranty. The amount of any Contribution under this Guaranty shall be equal to



                                     - 6 -
                            Subsidiary Note Guaranty
the payment made pursuant to the Note, or the fair saleable value of such Funding Guarantor's portion of any collateral securing any Guarantied Obligation against which recourse is exercised, and shall be determined as of the date on which such payment is made or recourse is exercised, as the case may be.

         (a) BENEFIT AMOUNT DEFINED. For purposes of this Guaranty, the "Benefit Amount" of any Guarantor as of any date of determination shall be the net value of the benefits to such Guarantor from extensions of credit made by any Guarantied Party to Borrower for the benefit of such Guarantor under the Note. Such benefits shall include, without limitation, benefits of funds constituting proceeds of Loans which are deposited into the account of Borrower by any Guarantied Party which are in turn advanced or contributed by Borrower to such Guarantor, and the benefit of any assets acquired by Borrower and transferred to such Guarantor if the acquisition of such assets was financed by Borrower, in whole or in part, with the proceeds of Loans reserved by Borrower (collectively, the "Benefits").

         (b) CONTRIBUTION OBLIGATION. Each Guarantor shall be liable to a Funding Guarantor in an amount equal to the greater of (A) the product of (i) a fraction, the numerator of which is (x) the Benefit Amount of such Guarantor, and the denominator of which is (y) the total amount of Obligations and (ii) the amount of Obligations paid by such Funding Guarantor and (B) 95% of the excess of the fair saleable value of the property of such Guarantor over the total liabilities of such Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities), as the case may be, determined as of the date on which the payment made by a Funding Guarantor is deemed made for purposes of this Guaranty or any recourse is exercised against any Funding Guarantor's portion of any collateral securing any Guarantied Obligation, as the case may be (giving effect to all payments by other Funding Guarantors and to the exercise of recourse against any other Funding Guarantor's portion of any collateral securing any Guarantied Obligation as of such date in a manner to maximize the amount of such Contributions).

         (c) ALLOCATION. In the event that at any time there exists more than one Funding Guarantor with respect to any Contribution (in any such case, the "Applicable Contribution"), then payment from other Guarantors pursuant to this Guaranty shall be allocated among such Funding Guarantors in proportion to the total amount of the Contribution made for or on account of the Guarantors by each such Funding Guarantor pursuant to the Applicable Contribution. In the event that at any time any Guarantor pays an amount under this Guaranty in excess of the amount calculated pursuant to clause (A) of Section 11(b), that Guarantor shall be deemed and shall be entitled to Contribution from the other Guarantors in accordance with the provisions of this Guaranty.

         (d) PRESERVATION OF RIGHTS. This Guaranty shall not limit any right which any Guarantor may have against any other Person which is not a party hereto.

         (e) EQUITABLE ALLOCATION. If as a result of any reorganization, recapitalization, or other corporate change in a Guarantor, or as a result of any amendment, waiver or modification of the terms and conditions governing the Note or the Guarantied Obligations, or for any other reason, the Contributions under this Guaranty become inequitable, the parties hereto shall promptly modify and amend this Guaranty to provide for an equitable allocation of the



                                     - 7 -
                            Subsidiary Note Guaranty

Contributions. Any of the foregoing modifications and amendments to this Guaranty shall be in writing and signed by all parties hereto.

         (f) ASSET OF PARTY TO WHICH CONTRIBUTION IS OWING. The parties hereto acknowledge that the right to Contribution hereunder shall constitute an asset in favor of the party to which such Contribution is owing.

         (g) INDEMNITY. Each Guarantor agrees to indemnify and hold harmless any Funding Guarantor for the contribution Obligation of such Guarantor (as determined in accordance with Section 11(b) of this Guaranty) paid by such Funding Guarantor.

         12. UNDERSTANDINGS WITH RESPECT TO WAIVERS AND CONSENTS. Each Guarantor warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Guarantor otherwise may have against Borrower, any Guarantied Party or others, or against any collateral securing any Guarantied Obligations and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. Each Guarantor acknowledges that it has either consulted with legal counsel regarding the effect of this Guaranty and the waivers and consents set forth herein, or has made an informed decision not to do so. If this Guaranty or any of the waivers or consents herein are determined to be unenforceable under or in violation of applicable Law, this Guaranty and such waivers and consents shall be effective to the maximum extent permitted by Law.

         13. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby makes each and every representation and warranty applicable to such Guarantor set forth in
Article 4 of the Loan Agreement as if set forth in full herein referring mutatis mutandis to the Note Documents.

         14. COSTS AND EXPENSES. Each Guarantor agrees to pay to each Guarantied Party all reasonable costs and out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by any Guarantied Party in the enforcement or attempted enforcement of this Guaranty, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements (including the reasonably allocated cost of legal counsel employed by any Guarantied Party), incurred or paid by any Guarantied Party in exercising any right, privilege, power or remedy conferred by this Guaranty, or in the enforcement or attempted enforcement thereof, shall be subject hereto and shall become a part of the Guarantied Obligations and shall be paid to each Guarantied Party by each Guarantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Note.

         15. CONSTRUCTION OF THIS GUARANTY. This Guaranty is intended to give rise to absolute and unconditional obligations on the part of each Guarantor.

         16. LIABILITY. Notwithstanding anything to the contrary elsewhere contained herein or in any Note Document to which any Guarantor is a party, the aggregate liability of all Guarantors hereunder for payment and performance of the Guarantied Obligations shall not



                                     - 8 -
                            Subsidiary Note Guaranty
exceed an amount which, in the aggregate, is $1.00 less than that amount which if so paid or performed would constitute or result in a "fraudulent transfer", "fraudulent conveyance", or terms of similar import, under applicable state or federal Law, including without limitation, Section 548 of the United States Bankruptcy Code. The liability of each Guarantor hereunder is independent of any other guaranties at any time in effect with respect to all or any part of the Guarantied Obligations, and each Guarantor's liability hereunder may be enforced regardless of the existence of any such guaranties. Any termination by or release of any guarantor in whole or in part (whether it be another Guarantor under this instrument or not) shall not affect the continuing liability of any Guarantor hereunder, and no notice of any such termination or release shall be required. The execution hereof by each Guarantor is not founded upon an expectation or understanding that there will be any other guarantor of the Guarantied Obligations.

         17. ADDITIONAL GUARANTORS. Any other Person may become an additional Guarantor under and become bound by the terms and conditions of this Guaranty by executing and delivering to Administrative Agent an Instrument of Joinder substantially in the form attached hereto as Exhibit A, accompanied by such documentation as Administrative Agent may require to establish the due organization, valid existence and good standing of such Person, its qualification to engage in business in each material jurisdiction in which it is required to be so qualified, its authority to execute, deliver and perform this Guaranty, and the identity, authority and capacity of each Senior Officer thereof authorized to act on its behalf. Upon delivery of such Instrument of Joinder to and acceptance thereof by Administrative Agent, notice of which acceptance is hereby waived by Guarantors, each such additional Guarantor shall be as fully a party hereto as if such Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations hereunder and under any other Note Document shall not be affected or diminished by the addition or release of additional Guarantors hereunder, nor by any election of any Guarantied Party not to cause any Subsidiary of Borrower to become and additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor who is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

         18. RELEASE OF GUARANTORS. This Guaranty and all obligations of Guarantors hereunder shall be released when all Note Obligations of each Party to any Note Document have been paid in full in cash or otherwise performed in full and when no portion of the Note Commitment remains outstanding and as otherwise set forth in the Note.

         19. MISCELLANEOUS. Subject to Section 15 hereof, each of the Guarantors consents and agrees to the obligations and other terms imposed upon such Guarantor, and each of the Note Documents to which such Guarantor is party, by the terms of the Note. Without limiting the foregoing:

         (a) Neither this Guaranty nor any other Note Document to which any Guarantor is party shall be amended, modified, supplemented, extended, terminated or waived (explicitly or by implication) except in such manner as may be permitted by the terms of the Note.

         (b) Any Note Document to which any Guarantor is party may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.



                                     - 9 -
                            Subsidiary Note Guaranty

         20. NOTICES. Any notice or other communication made under this Guaranty shall be in writing and shall be deemed to be properly given if done in accordance with Section 11.6 of the Loan Agreement. The notice address for each Guarantor is set forth on the signature page hereof (or the Instrument of Joinder executed by such party, if applicable).

         21. COMPLETE AGREEMENT. This Guaranty, together with the other Note Documents executed by each Guarantor, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof.

         22. WAIVER OF JURY TRIAL. EACH GUARANTOR AND each Guarantied Party EXPRESSLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE NOTE, THE OTHER NOTE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GUARANTOR AND each Guarantied Party AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY, THE NOTE AND THE OTHER NOTE DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE NOTE AND THE OTHER NOTE DOCUMENTS. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         23. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF NEW YORK.





                                     - 10 -
                            Subsidiary Note Guaranty

         IN WITNESS WHEREOF, each Guarantor has executed this Guaranty by its duly authorized officer as of the date first written above.


                    "Guarantor"

                    UNITED STATES ENRICHMENT
                    CORPORATION, A DELAWARE CORPORATION

                    By  /s/ Henry Z Shelton, Jr.
                        ----------------------------------------------------
                    Name  Henry Z Shelton, Jr.
                         ---------------------------------------------------
                    Title  Senior Vice President and Chief Financial Officer
                         ---------------------------------------------------



                    Notice address for Guarantor:


                    United States Enrichment Corporation
                    6903 Rockledge Drive
                    Bethesda, Maryland 20187
                    Attn:  Chief Financial Officer
                    Telecopier:  (301) 564-3211
                    Telephone:  (301) 564-3344

                                           EXHIBIT A TO SUBSIDIARY NOTE GUARANTY



                              INSTRUMENT OF JOINDER


         THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of ___________, by __________, a _____________ ("Joining Party"), and delivered to BANK OF AMERICA, N.A. ("Administrative Agent"), pursuant to the Guaranty dated as of November 15, 1999 (the "Guaranty") made by each of the initial Guarantors party thereto (each a "Guarantor", and collectively, the "Guarantors") in favor of the Guarantied Parties. Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Guaranty.

                                    RECITALS

         (a) The Guaranty was made by the Guarantors in favor of the Guarantied Parties under that certain Syndicated Revolving Promissory Note of even date herewith made in favor of Lenders by USEC Inc., a Delaware corporation, ("Borrower" (said Note, as it may hereafter be amended, extended, renewed, supplemented, or otherwise modified from time to time, being the "Note").

         (b) Joining Party has become a Subsidiary of Borrower, and as such is required pursuant to Paragraph 18 of the Note to become an additional Guarantor.

         (c) Joining Party expects to realize direct and indirect benefits as of a result of the availability to Borrower of the credit facilities under the Note.

         NOW THEREFORE, Joining Party agrees as follows:

                                    AGREEMENT

         (1) By this Joinder, Joining Party becomes a "Guarantor" under and pursuant to Section 17 of the Guaranty. Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Guaranty with respect to all Obligations of Borrower and Guarantors heretofore or hereafter incurred under the Note Documents, and will be bound by all terms, conditions, and duties applicable to a Guarantor under the Guaranty.





                                   B - A - 1
                              Instrument of Joinder

         (2)      The effective date of this Joinder is __________________
                  ,______ .


                                 "Joining Party"

                                 __________________________________________
                                 a ________________________________________

                                 By
                                    ---------------------------------------
                                 Name
                                     --------------------------------------
                                 Title
                                       ------------------------------------

ACKNOWLEDGED:

BANK OF AMERICA, N.A., AS
ADMINISTRATIVE AGENT FOR THE LENDERS


By:
   --------------------------------
Name:
     ------------------------------
Title:
       ----------------------------




                                   B - A - 2
                              Instrument of Joinder

                                                                      SCHEDULE 1

                                NOTE COMMITMENTS
                               AND PRO RATA SHARES



                               LENDER                     NOTE COMMITMENT       PRO RATA SHARE(1)
                ------------------------------------- ------------------------- -----------------

                Bank of America, N.A.                     $50,000,000                   50%
                First Union National Bank                 $50,000,000                   50%
                                                          ===========                  ====

                Total                                     $100,0000,000                100%




--------------------

(1) Subject to last sentence of Paragraph 19(a) of the Note.

                                                                      SCHEDULE 2

                       NOTICE ADDRESS AND LENDING OFFICES

BORROWER

USEC INC.
6903 Rockledge Drive
Bethesda, Maryland 20817-1818
Attn:    Chief Financial Officer
         Telephone:  301.564.3237
         Facsimile:  301.564.3344

ADMINISTRATIVE AGENT'S OFFICE:

Requests for Extensions of Credit:

Bank of America, N.A.
Agency Administrative Services - West
1850 Gateway Boulevard, 5th Floor
Mail Code CA4-706-05-09
Concord, California 94520
Attn:    ________________
         Telephone:  925.675.8447
         Facsimile:  925.969.2807
Acct No.: 3750836479
Ref:  USEC Inc
ABA No. 111000012

Other Notices:

Bank of America, N.A.
Agency Management-Los Angeles
555 South Flower Street, 11th Floor
Mail Code CA9-706-11-03
Los Angeles, California 90071
Attn:    Gina Meador
         Vice President
         Telephone:  213.228.5245
         Facsimile:  213.228.2299

LENDERS

BANK OF AMERICA, N.A., AS A LENDER

Domestic and Offshore Lending Office:

Bank of America, N.A.
1850 Gateway Boulevard, Fifth Floor
Concord, California 94520
Mail Code C4-706-05-09
Attn:    Glenis Croucher
         Telephone:  925.675.8447
         Facsimile:  925.969.2807

Other Notices:

Bank of America, N.A.
555 South Flower Street, 11th Floor
Mail Code CA9-706-11-07
Los Angeles, California 90071
Attn:    Dianne J. Prust
         Vice President
         Aerospace/Defense #9848
         Telephone:  213.228.2435
         Facsimile:  213.623.1959

FIRST UNION NATIONAL BANK

Domestic and Offshore Lending Office:


-----------------------------------

-----------------------------------

Mail Code:
            -----------------------

-----------------------------------

Attn:
         --------------------------

         --------------------------

         Telephone:
                    ----------
         Facsimile:
                    ----------

Notices (other than Requests for Extensions of Credit):

-----------------------------------

-----------------------------------

Mail Code:
           ------------------------

-----------------------------------

Attn:
         --------------------------

-----------------------------------

         Telephone:
                   ------------
         Facsimile:
                   ------------